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EXHIBIT 10.31

                                SECOND AMENDMENT

                               TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of October 16, 2000 and entered into by and among OAKLEY, INC., a Washington corporation ("COMPANY"), the financial institutions listed on the signature pages hereof (the "LENDERS"), and BANK OF AMERICA, N.A. (formerly known as Bank of America National Trust and Savings Association), as the agent for the Lenders (in such capacity the "AGENT") and is made with reference to that certain Second Amended and Restated Credit Agreement dated as of August 25, 1998, as amended (the "CREDIT AGREEMENT"), by and among Company, the lending institutions identified therein and the Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.
                                     RECITAL

WHEREAS, Company and the Lenders desire to amend the Credit Agreement as set forth below;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

         1.       AMENDMENT TO THE CREDIT AGREEMENT

                  1.1      AMENDMENTS TO SECTION 7

                  (A) Subsection 7.1 (vi) is hereby amended by deleting it in its entirety and by replacing it with the following:

                  "(vi) Company and its Subsidiaries may become and remain liable with respect to other Indebtedness in an outstanding principal amount that at no time exceeds $20,000,000 in the aggregate; provided that such other Indebtedness of Company and its Domestic Subsidiaries shall at no time exceed $5,000,000 in the aggregate;"
                  (B) Subsection 7.4 (vii) is hereby amended by deleting the amount "$5,000,000" set forth therein and substituting in lieu thereof the amount "$20,000,000."

         2.       COMPANY'S REPRESENTATIONS AND WARRANTIES

In order to induce the Lenders to enter into this Amendment, to amend the Credit Agreement in the manner provided herein and to implement the waiver provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete:


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                  (A) CORPORATE POWER AND AUTHORITY. Company has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT").

                  (B) AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Company.

                  (C) BINDING OBLIGATION. This Amendment and the Amended Agreement are the legal, valid and binding obligation of Company, enforceable against it in accordance with their terms, and any instrument or agreement required hereunder or by the Amended Agreement, when executed and delivered, will be similarly valid, binding and enforceable.

                  (D) INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 5 of the Credit Agreement are true, correct and complete in all material respects, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  (E) ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of this Amendment that would constitute an Event of Default or a Default.

         3.       MISCELLANEOUS

                  (A) REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                  (i) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other documents entered pursuant to the Credit Agreement to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

                  (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other documents entered pursuant to the Credit Agreement shall remain in full force and effect and are hereby ratified and confirmed.

                  (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

                  (B) HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.


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                  (C) CALIFORNIA LAW. This Agreement shall be governed by, and shall be construed and enforced in accordance with, the internal laws of the State of California, without regard to conflicts of laws principles.

                  (D) COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the execution of a counterpart hereof by Company and the Requisite Lenders and receipt by Company and the Agent of written or telephonic notification of such execution and authorization of delivery thereof.

                  [Remainder of page intentionally left blank]


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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                               OAKLEY, INC.


                               By:  /s/ THOMAS GEORGE
                                  --------------------------------------------
                               Name:  Thomas A. George
                               Title:  Chief Financial Officer




                               BANK OF AMERICA, N.A., AS AGENT


                               By: /s/ KEN PURO
                                  --------------------------------------------
                               Name: Ken Puro
                               Title: Vice President


                         LENDERS: BANK OF AMERICA, N.A.


                                By: /s/ DEAN GLASSBERG
                                  --------------------------------------------
                                Name: Dean Glassberg
                                Title: Vice President


                                UNION BANK OF CALIFORNIA, N.A.


                                By: /s/ MARGARET FURBANK
                                   -------------------------------------------
                                Name: Margaret Furbank
                                Title: Vice President


                                THE CHASE MANHATTAN BANK


                                By: /s/ PAUL J. O'NEILL
                                   -------------------------------------------
                                Name: Paul J. O'Neill
                                Title: Vice President


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